TCW FUNDS, INC.

TCW Relative Value Dividend Appreciation Fund (the “Fund”)

(Class I: TGDFX; Class N: TGIGX)

Supplement dated March 6, 2024 to the Prospectus and

the Summary Prospectus

each dated March 1, 2024, as supplemented

For current and prospective investors in the Fund:

The Board of Directors (the “Board”) of TCW Funds, Inc. (“TFI”) has approved the tax-free reorganization (the “Reorganization”) of the TCW Relative Value Dividend Appreciation Fund, a series of TFI (the “Target Fund”), into the TCW Relative Value Large Cap Fund, also a series of TFI (the “Acquiring Fund”). The Reorganization does not require the approval of the shareholders of the Target Fund or the Acquiring Fund.

The Acquiring Fund’s investment objective is to seek capital appreciation, with a secondary goal of current income. Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies (i.e., companies with a market capitalization of greater than $1 billion at the time of purchase). Effective May 1, 2024, the Acquiring Fund’s definition of large-capitalization companies will change to those with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell 1000® Value Index, the Fund’s benchmark index. As of December 31, 2023, the market capitalization of companies included the Russell 1000® Value Index was between $270 million and $774 billion.

The Reorganization was proposed because TCW Investment Management Company LLC, the Funds’ investment adviser (“TCW”), recognized that there are now substantial similarities between the funds because the funds share similar investment objectives, strategies and risks, and the same portfolio management team, as well as having substantial overlap in their portfolios. Further, both funds have similar fees and expenses, as well as highly correlated investment returns. Further, TCW believes that shareholders of each fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the funds’ assets in the Reorganization, than by continuing to operate the funds separately.

To effectuate the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of the liabilities of the Target Fund. On the date of the closing of the Reorganization, shareholders of the Target Fund will receive Class N or Class I shares, as applicable, of the Acquiring Fund equal in aggregate net asset value to the value of their shares of the Target Fund, in exchange for their shares of the Target Fund. The Reorganization is expected to be effective on or about June 17, 2024.

Effective June 14, 2024, shares of the Target Fund will no longer be offered to new shareholders, and shareholders holding shares of any other series of the Trust will not be able to exchange their shares for shares of the Target Fund.

In connection with the Reorganization, a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the information statement/prospectus it contains will not be distributed to Target Fund shareholders until the registration statement is effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investors should carefully consider the investment objectives, risks, fees and expenses of the funds.

Please retain this Supplement for future reference.